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                                                                    Exhibit 99.2

                              TRAVELERS GROUP INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         OF TRAVELERS GROUP INC. FOR THE SPECIAL MEETING, JULY 22, 1998

    The undersigned hereby constitutes and appoints Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Stockholders of Travelers Group Inc. ("Travelers") to be held at 399 Park Avenue, New York, New York 10043 on Wednesday, July 22, 1998 at 10:00 a.m. local time, and at any and all adjournments or postponements thereof, on all matters properly coming before said Special Meeting, including but not limited to the matters set forth on the reverse side.

    If shares of Travelers Common Stock are issued or held for the account of the undersigned under employee plans and voting rights attach to such shares (any such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Travelers Common Stock in the undersigned's name and/or account under such Voting Plan in accordance with the instructions given herein, at the Special Meeting and at any and all adjournments or postponements thereof, on all matters properly coming before the Special Meeting, including but not limited to the matters set forth on the reverse side.

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR PROXY CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS CARD OR FOLLOW THE INSTRUCTIONS FOR TELEPHONIC VOTING SET FORTH ON THE REVERSE SIDE.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES (OR, IN THE CASE OF A VOTING PLAN, WILL BE VOTED IN THE DISCRETION OF THE VOTING PLAN TRUSTEE OR ADMINISTRATOR) UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                   TRAVELERS GROUP INC.
                                                   P.O. BOX 11486
                                                   NEW YORK, NY 10203-0486

                              FOLD AND DETACH HERE
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                                               Please mark your votes
                                                   as in this example
                                                                       X

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1.   Proposal to adopt the Agreement and Plan of         For    Against  Abstain  THE BOARD OF DIRECTORS
     Merger, dated as of April 5, 1998, between          [ ]      [ ]      [ ]    RECOMMENDS A VOTE
     Travelers and Citicorp, and the transactions                                 FOR APPROVAL OF
     contemplated thereby (including, without                                     THE STATED PROPOSALS
     limitation, the issuance of Travelers common
     stock pursuant to the merger of Citicorp with and
     into a subsidiary of Travelers, with the
     subsidiary of Travelers surviving the merger, in
     accordance with the terms of the Agreement and
     Plan of Merger and the change of Travelers' name
     to "Citigroup Inc." following the merger).

2.   Proposal to amend the Restated Certificate of       For    Against  Abstain  THE UNDERSIGNED HEREBY ACKNOWLEDGES
     Incorporation of Travelers to increase to 6         [ ]      [ ]      [ ]    RECEIPT OF THE NOTICE OF SPECIAL
     billion the shares of common stock authorized for                            MEETING AND THE JOINT PROXY
     issuance.                                                                    STATEMENT/PROSPECTUS RELATING TO THE
                                                                                  SPECIAL MEETING.

                                                                                  Date ----------------------------------
                                                                                  ---------------------------------------
                                                                                  Signature
                                                                                  ---------------------------------------
                                                                                  Signature if held jointly

                                                                                  Note:  Please sign this proxy exactly
                                                                                  as name appears herein. If shares are
                                                                                  held by joint tenants, both should
                                                                                  sign. Attorneys-in-fact, executors,
                                                                                  administrators, trustees, guardians,
                                                                                  corporation officers or others signing
                                                                                  in a representative capacity should
                                                                                  indicate the capacity in which they are
                                                                                  signing.

                                                                                  The undersigned hereby revokes all
                                                                                  proxies heretofore given by the
                                                                                  undersigned to vote at said Special
                                                                                  Meeting and any and all adjournments or
                                                                                  postponements thereof. IF NO BOXES ARE
                                                                                  MARKED, THIS PROXY WILL BE VOTED IN THE
                                                                                  MANNER DESCRIBED ON THE REVERSE SIDE.

                                                                                  PLEASE SIGN, DATE, AND MAIL THIS PROXY
                                                                                  PROMPTLY IN THE RETURN ENVELOPE whether
                                                                                  or not you expect to attend the Special
                                                                                  Meeting. You may nevertheless vote in
                                                                                  person if you do attend.
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                              FOLD AND DETACH HERE
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                               VOTE BY TELEPHONE
                           QUICK****EASY****IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

YOU WILL BE ASKED TO ENTER THE NUMBER LOCATED IN THE BOX MARKED "CONTROL NUMBER." YOU WILL THEN HEAR THESE INSTRUCTIONS:

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  OPTION #1: To vote as the Board of Directors recommends on ALL proposals: Press 1
-------------------------------------------------------------------------
  OPTION #2: If you choose to vote on each proposal separately, press 0.
             You will hear these instructions:
-------------------------------------------------------------------------
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Proposal 1:       To vote FOR, press 1; AGAINST, PRESS 9; ABSTAIN, press 0

Proposal 2:       To vote FOR, press 1; AGAINST, PRESS 9; ABSTAIN, press 0

   WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 - THANK YOU FOR VOTING

                                                         IF YOU VOTE BY
                                                            TELEPHONE
                                                        DO NOT MAIL BACK
                                                           YOUR PROXY

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CALL**TOLL-FREE**ON A TOUCH-TONE TELEPHONE
  1-888-776-5662 - ANYTIME
  THERE IS NO CHARGE TO YOU FOR THIS CALL.                           CONTROL NUMBER
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                              FOLD AND DETACH HERE